investor presentation • Second Quarter 2024 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Financial Performance Appendix presentation contents 4 overview Commercial C&I, O-CRE, Treasury, ABL, ESOP, Equipment Finance, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 131 Employees: 2,144 Market Cap (6/30/24): $2.1B Dividend Yield (6/30/24): 4.1% CET1 Ratio: 11.78% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Agile Premium Finance Lines of Business 2.10% 2Q Adj. PTPP ROAA(2) $18.2B in assets $11.5B/$13.7B loans / deposits $5.2B wealth management (1) 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 5 key investment highlights • Proven & sustainable business model spanning 160 years • Premier Midwest franchise with top quartile performance • Consistent profitability – 135 consecutive quarters • High quality balance sheet & robust capital position (11.78% CET1) • Prudent risk management & credit culture with strong asset quality • Well managed through past credit cycles • What makes us strategically distinct • Local banking centered in legacy markets with a focus on growing core deposits • Sophisticated commercial and wealth banking model that positions us to be the alternative to “Big Banks” • National strategy that adds diverse fee streams and incremental earning assets while also complementing our Commercial Bank offerings • Experienced and proven management team 6

1-Year 3-Year 2Q18-2Q24 (since merger) 81% Percentile Rank KRX Top Quartile1 1.34% 85% Percentile Rank 1.22% 1.39% 1.25% 87% Percentile Rank 1.31% 1.28% consistent best-in-class earnings 7 Return on Average Assets 1 KRX calculated as the top quartile of the current 50 KRX constituents. Source: S&P Capital IQ Pro consistent better than market earnings growth 8 Earnings Per Share Growth 1 KRX calculated as the median of the current 50 KRX constituents. Source: S&P Capital IQ Pro 1-Year 3-Year 5-Year 10-Year 20-Year 67% Percentile Rank 11% 6% 84% Percentile Rank 90% Percentile Rank 3% 1% 67% Percentile Rank 5% 3% 8% -6% KRX Median1 -12% -21% 68% Percentile Rank

Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. complementary market centric strategies Loans $3.4B / Deposits $2.9B Loans $1.8B / Deposits $5.4B Loans $4.0B / Deposits $5.2B Loans $2.3B / Deposits $0.2B 9

key company brands

Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses first financial bank

Full suite of diversified financial products for individuals and businesses

$18.2 Billion
Assets

$13.7 Billion
Deposits

20.88%
Adjusted MRQ ROATCE

yellow CARDINAL ADVISORY GROUP
a first financial company

Wealth & asset management services for individuals and businesses

$5.2 Billion
Assets Under Care

$27.0 Million
LTM Revenue

$351 Million
LTM Wealth Advisory Sales

~8,600
Relationships

BANNOCKBURN GLOBAL FOREX

Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises

9 Offices
Across the U.S.

$49.4 Million
LTM Revenue

2,500+
Clients

first commercial finance

oak street funding

first franchise capital®

Specialty lender to insurance industry, RIAs, CPAs, indirect auto finance companies, and quick-serve restaurant franchisees

$1.0 Billion
Loans

~9%
YoY Loan Growth

SUMMIT Funding Group
a first financial bank company

Full-service equipment financing company

$0.9 Billion
Leases/Loans

$500+ Million
LTM Originations

4th
Largest Independent U.S. Equipment Finance Platform At Acquisition

High Yielding Portfolio

AGILE PREMIUM FINANCE
A division of First Financial Bank

Specialty lender for commercial customers to finance insurance premiums

$208 Million
Loans

~$420 Million
2024 Estimated Originations

High Yielding and High Quality Portfolio

first financial bancorp

10

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 11 revenue growth strategies

LOB | Go-to-Market

Product & Pricing

- Regional pricing strategy
- Treasury Management product investments
- Investments in Product Management

Talent Expansion

- Up-Market Commercial talent acquisition
- Added new commercial sales talent to Chicago, Cleveland, and Evansville
- Added talent in Wealth Mgmt.:
  - Succession planning
  - Investment banking
  - Fixed income

Client Experience

- Improved Cash Management Platform
- Improved Online Banking Product
- Blend – Mortgage Origination
- nCino – Commercial loan origination and online account opening

Distribution

Defined Models

- Community
- Metro
- Headquarters
- National

Capacity Plans

- Increased physical distribution network
- Closed 67 locations in last 5 years[1]
- Aligned sales teams to distribution models

Expanded Capabilities

- Acquired Bannockburn providing foreign exchange services
- Rollout of "in-house" derivatives desk capabilities
- Investment in Wealth Mgmt.:
  - Business succession
  - Fixed income strategies
  - Alternative investments
  - Improved digital platform
- Acquired Summit providing significant improvement to lease product offering
- Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses
- Acquired Agile providing insurance premium financing capabilities

Technology

Enterprise Data Management

- Investment in data warehouse
- Enabling data as a strategic asset
- Connection into CRM platform

Enterprise CRM

- Company-wide implementation of SFDC
- Marketing automation and sales enablement program development
- Sales Management
- Operational Integration

Digital Transformation

- Roadmap Creation
- Increased Resource Allocation
- Enhanced Client Experience

Talent

Staffing Model

- Defined company FTE targets
- Larger salesforce in targeted Lines of Business

Culture

- Diversity and inclusion is a strategic priority
- Refreshed Corporate Strategic Intent
- Attraction/recruitment engagement and retention programs
- Top quartile engagement scores across financial services companies

FIRST
first financial bancorp
12

[1] Post MainSource merger

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

About First Financial Bancorp Financial Performance Appendix presentation contents 13

2Q 2024 results 135th Consecutive Quarter of Profitability 14 • EOP assets increased $566.9 million compared to the linked quarter to $18.2 billion • EOP loans increased $316.1 million compared to the linked quarter to $11.5 billion • Average deposits increased $351.1 million compared to the linked quarter to $13.6 billion • EOP investment securities increased $185.5 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $61.5 million; $61.6 million as adjusted1 • Noninterest expense – $123.6 million; $122.5 million as adjusted1 • Efficiency ratio – 57.5%. Adjusted1 efficiency ratio – 57.0% • Effective tax rate of 18.7%. Adjusted1 effective tax rate of 18.8% • Net interest income – $153.3 million • Net interest margin of 4.06% on a GAAP basis; 4.10% on a fully tax equivalent basis1 • Net income – $60.8 million or $0.64 per diluted share. Adjusted1 net income – $61.7 million or $0.65 per diluted share • Return on average assets – 1.38%. Adjusted 1 return on average assets – 1.40% • Return on average shareholders’ equity – 10.72%. Adjusted1 return on average shareholders’ equity – 10.88% • Return on average tangible common equity – 20.57%1. Adjusted1 return on average tangible common equity – 20.88% • Provision expense - $16.4 million • Net charge-offs – $4.2 million. NCOs / Avg. Loans – 0.15% annualized • Classified Assets / Total Assets - 1.07% • NPA / Total Assets – 0.35% • ACL / Total Loans – 1.36% • Total capital ratio – 14.47% • Tier 1 common equity ratio – 11.78% • Tangible common equity ratio – 7.23%. Adjusted1 Tangible common equity ratio – 9.13% • Tangible book value per share – $12.94 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

2Q 2024 highlights • Exceptional quarterly earnings driven by strong loan growth, net interest margin, and record fee income • Adjusted1 earnings per share – $0.65 • Adjusted1 return on assets – 1.40% • Adjusted1 pre-tax, pre-provision return on assets – 2.10% • Adjusted1 return on average tangible common equity – 20.88% • Broad-based loan growth during the period, exceeding expectations • EOP loan balances increased $316.1 million compared to the linked quarter; 11.3% on an annualized basis • Included a $108.1 million increase in C&I, an $88.8 million increase in Agile loans, a $59.1 million increase in finance leases and a $38.0 million increase in mortgage loans • Total average deposit balances increased $351.1 million, or 10.6% annualized • $113.7 million growth in retail CDs and $86.7 million increase in money market accounts offset modest declines in noninterest bearing checking and savings • $114.0 million seasonal increase in public funds and $85.5 million increase in brokered deposits • $45.7 million decline in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 22% of average total deposits at June 30, 2024 • Net interest margin (FTE) of 4.10% was unchanged from linked quarter, exceeding expectations • 14 bp increase in asset yields offset 14 bp increase in cost of funds • 10 bp increase in loan yields; includes full quarter impact of Agile • 22 bp increase in yield earned on investment portfolio driven by reinvestment and 1Q24 portfolio restructuring • Record adjusted1 noninterest income of $61.6 million, a 19.1% increase from first quarter • Foreign exchange income of $16.8 million, an increase of $6.4 million, or 60.9%, compared to linked quarter • Leasing business revenue of $16.8 million, an increase of $2.2 million, or 15.3%, compared to linked quarter • $0.8 million, or 24.1%, increase in bankcard income from linked quarter • Wealth management, service charge income and mortgage banking income also increased from first quarter levels 15 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

2Q 2024 highlights • Adjusted1 noninterest expense of $122.5 million, a 1.2% increase from first quarter • Adjustments1 include $0.4 million efficiency-related costs and $0.8 million in other costs such as acquisition, severance and branch consolidation costs • Increase driven by variable compensation tied to fee income, full quarter impact of annual salary adjustments and full quarter of Agile • Efficiency ratio of 57.5%; 57.0% as adjusted1 • Workforce efficiency initiative ongoing; 90 positions eliminated to date • Increase in allowance for credit loss (ACL) and provision expense • Total ACL of $172.6 million; provision expense of $16.4 million o Loans and leases - ACL of $156.2 million; 1.36% of total loans o Unfunded Commitments - ACL of $16.4 million • Provision expense driven by loan growth and credit migration • NPA to total assets of 0.35%; relatively flat compared to linked quarter • $4.2 million in net charge-offs; 0.15% as a percentage of loans on an annualized basis, 23 bp decline from linked quarter • Classified assets increased to 1.07% of total assets during second quarter • Capital ratios in excess of targets • Total capital ratio of 14.47% • Tier 1 common equity of 11.78%; 11 basis point increase from linked quarter • Tangible book value increased by $0.44, or 3.5%, to $12.94 • Tangible common equity remained at 7.23%; 9.13%1 excluding ($323.4) million of AOCI • Dividend increase to $0.24; 4.3% increase from prior dividend levels 16 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 17 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 153,311$ 153,311$ 148,740$ 148,740$ Provision for credit losses-loans and leases 16,157$ 16,157$ 13,419$ 13,419$ Provision for credit losses-unfunded commitments 286$ 286$ (2,259)$ (2,259)$ Noninterest income 61,501$ 61,501$ 46,512$ 46,512$ less: gains (losses) on security transactions - (64) A - (5,187) A Total noninterest income 61,501$ 61,565$ 46,512$ 51,699$ Noninterest expense 123,574$ 123,574$ 122,355$ 122,355$ less: FDIC special assessment - (70) A - 231 A less: efficiency-related costs - 368 A - - A less: other - 818 A - 1,087 A Total noninterest expense 123,574$ 122,458$ 122,355$ 121,037$ Income before income taxes 74,795$ 75,975$ 61,737$ 68,242$ Income tax expense 13,990$ 13,990$ 11,048$ 11,048$ plus: after-tax impact of tax credit investment @ 21% - 10 - 52 plus: tax effect of adjustments (A) @ 21% statutory rate - 263 - 1,318 Total income tax expense 13,990$ 14,262$ 11,048$ 12,418$ Net income 60,805$ 61,713$ 50,689$ 55,824$ Net earnings per share - diluted 0.64$ 0.65$ 0.53$ 0.59$ Pre-tax, pre-provision return on average assets 2.07% 2.10% 1.69% 1.85% 2Q 2024 1Q 2024 profitability 18 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. $0.64 $0.53 $0.60$0.66$0.69 $0.65 $0.59 $0.62 $0.67 $0.72 2Q241Q244Q233Q232Q23 Diluted EPS Adjusted EPS 1 1.38% 1.18%1.31% 1.48%1.55% 1.40% 1.30%1.37% 1.49% 1.62% 2Q241Q244Q233Q232Q23 ROA Adjusted ROA 1 20.57% 17.35% 21.36% 23.60%25.27% 20.88% 19.11% 22.21% 23.76% 26.46% 2Q241Q244Q233Q232Q23 ROATCE Adjusted ROATCE 1 Adjusted1 Pre-tax, Pre-Provision Earnings $92.4 $79.4$84.6$90.7$95.9$100.2$95.7 $75.2 2.10% 1.85% 1.96% 2.12% 2.27% 2.40% 2.26% 1.82% 2Q241Q244Q233Q232Q231Q234Q223Q22 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA1 1 net interest income & margin 19 Net Interest Margin (FTE) 2Q24 NIM (FTE) Progression Net Interest Income All dollars shown in millions 4.00%3.99% 4.12%4.21% 4.34% 0.10%0.11% 0.14% 0.12% 0.14% 4.10%4.10% 4.26% 4.33% 4.48% 2Q241Q244Q233Q232Q23 Basic Margin (FTE) Loan Fees $148.4 $143.9 $147.7$150.9$154.2 $3.6 $4.0 $5.2 $4.5 $5.0 $153.3 $148.7 $153.8 $155.5 $159.2 2Q241Q244Q233Q232Q23 Basic NII Loan Fees 1Q24 4.10% Asset yields/mix 0.14% Loan fees -0.01% Deposit & funding costs/mix -0.13% 2Q24 4.10%

liquidity and beta profile 20 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 79% 81% 82% 82% 82% 82% 83% 84% 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Loans / Deposits Ratio 26% 25% 24% 24% 23% 24% 23% 23% 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Cash + Securities / Assets 24% 33% 45% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-2Q24 Fed Cycle (+525bps) 53% 77% 70% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-2Q24 Fed Cycle (+525bps)

noninterest income 21 Noninterest Income 2Q24 Highlights All dollars shown in thousands • Record total fee income; 28.6% of net revenue • Foreign exchange income of $16.8 million; increased $6.4 million, or 60.9%, from the linked quarter • Leasing business income of $16.8 million; increased $2.2 million, or 15.3%, from the linked quarter • Record trust and wealth management fees of $7.2 million: increased $0.5 million, or 7.4%, from the linked quarter • Deposit service charge income of $7.2 million: increased $0.3 million or 4.0% from the linked quarter • Mortgage banking income of $4.5 million; increased $0.7 million, or 18.4%, from the linked quarter • Bankcard income of $3.9 million; increased $0.8 million, or 24.1%, from the linked quarter Service Charges $7,188 12% Wealth Mgmt $7,172 12% Bankcard income $3,900 6% Client derivative fees $763 1% Foreign exchange income $16,787 27% Leasing business income $16,828 28% Mortgage banking income $4,479 7% Other $4,384 7% Total $61.5 million noninterest expense 22 Noninterest Expense 2Q24 Highlights All dollars shown in thousands • Core expenses increased $1.4 million, or 1.2% • $2.9 million increase in variable incentive compensation tied to fee income • Includes full quarter impact from Agile and annual salary adjustments • $1.2 million decline in fraud losses Salaries and benefits $75,225 61% Occupancy and equipment $9,439 8% Data processing $8,877 7% Professional services $2,885 2% Intangible amortization $2,396 2% Leasing business expense $10,128 8% Other $14,624 12% Total $123.6 million Optimization Project • Reduce personnel costs through the elimination of unused capacity • Identify opportunities to improve production per associate • 639 of 1,428 non-branch desks analyzed or 45% • 106 FTE reductions which equals $11.7 million of annualized savings • All departments assessed by 12/31/2024

1.40% 1.77% 2.08% 2.30% 2.44% 2.42% 2.45% 2.47% 0.40% 0.37% 0.31% 0.22% 0.14% 0.09% 0.03% 0.02% 2Q23 3Q23 4Q23 1Q24 2Q24 Apr May Jun Cost of Deposits Change in Cost of Deposits average balance sheet 23 Average LoansAverage Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $13,630$13,279$13,203$12,787$12,714 2.44%2.30% 2.08% 1.77% 1.40% 2Q241Q244Q233Q232Q23 Deposits Cost of Deposits $11,441$11,066$10,751$10,624$10,514 7.42%7.32%7.29% 7.18%7.03% 2Q241Q244Q233Q232Q23 Loans Loan Yield 1 Deposit Costs $3,132$3,138$3,184$3,394$3,560 4.23% 4.01% 4.20% 4.07% 4.01% 2Q241Q244Q233Q232Q23 Investment Securities Investment Securities Yield

deposits 24 Deposit Product Mix (Avg) 2Q24 Average Deposit Progression All dollars shown in millions Total growth/(decline): $351.1 million Noninterest- bearing $3,025 22% Interest-bearing demand $1,637 12% Savings $1,046 8% Money Markets $2,953 22% Retail CDs $1,553 11% Brokered Deposits $1,438 11% Public Funds $1,978 14% Total $13.6 billion -$45.7 $18.1 -$21.2 $86.7 $113.7 $85.5 $114.0 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds

average deposit trends 25 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,312$6,162$5,921$5,824$5,821$5,903 2Q241Q244Q233Q232Q231Q23 $3,824$3,823$3,913$3,789$3,664$3,881 2Q241Q244Q233Q232Q231Q23 $1,978$1,864$1,928$1,805$1,823$1,842 2Q241Q244Q233Q232Q231Q23 Uninsured deposits (per call report instructions) 5,262$ Less: Public funds 1,775 Less: Intercompany deposits 310 Adjusted uninsured deposits 3,177 Borrowing capacity 4,893 Borrowing capacity in excess of adjusted uninsured deposits $ 1,716 Borrowing capacity as a % of adjusted uninsured deposits 154.0% Adjusted uninsured deposits to total deposits 23.3%

NAICS Sector 6/30/24 % of Total Deposits Manufacturing $571.9 4.1% Real Estate and Rental and Leasing 439.1 3.2% Finance and Insurance 488.6 3.5% Construction 359.3 2.6% Professional, Scientific, and Technical Services 296.9 2.2% Other Services (except Public Administration) 274.5 2.0% Health Care and Social Assistance 216.2 1.6% Retail Trade 194.9 1.4% Accommodation and Food Services 139.3 1.0% Wholesale Trade 128.5 0.9% Agriculture, Forestry, Fishing and Hunting 81.5 0.6% Administrative and Support and Waste Management 85.9 0.6% Arts, Entertainment, and Recreation 94.9 0.7% Transportation and Warehousing 81.2 0.6% Educational Services 63.2 0.5% Other 334.5 2.4% Grand Total $3,850.5 27.9% deposit concentrations Business Deposits by Sector All dollars shown in millions 26

27 Borrowing Capacity • Interest-bearing deposits with other banks of $739 million • Investment securities portfolio: • 97.5% of investment portfolio classified as available-for-sale • $595.4 million of expected cash flow from securities portfolio in next 12 months • $520.2 million of floating rate securities with minimal losses • Portfolio duration of 4.4 years at June 30, 2024 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 322,589$ Fed Discount Window availability 978,144 Brokered CDs/Deposit placement services 2,119,467 Fed funds 1,473,000 Total as of June 30, 2024 4,893,200$

agile acquisition 28 • Acquired February 29th • $93.4 million in loans acquired; $207.8 million as of June 30th • $5.6 million of intangibles created • Agile is a full-service specialty finance company based in Lincolnshire, IL and operates throughout the U.S. • Lends to commercial customers to finance insurance premiums • Loans are secured by the unearned premium of the policies • Two-thirds of volume is derived from direct agency relationships, and one-third is originated through a brokerage model • Portfolio is diversified across insurance carrier, insurance agency, borrower, geography, and insurance coverage type • Founded in 2017 and managed by seasoned industry experts • Led by founder Bob Przespolewski and Charlie Gerstung, who joined FFB • 30 associates Product Details • Originates approximately 50,000 loans annually • Average loan size of $12,700 • Median loan size $1,700 • Average duration 10 months Deep and Diverse Relationships Portfolio Highlights • Gross yields in excess of 10% • Expected annual loss rate of 10-20 bps • Established national network of over 1,700 active independent insurance agencies • Significant cross-sell opportunity 1The fair value measurements of assets acquired and liabilities assumed in the Agile acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. Company Overview Transaction Overview1 Key Statistics

loan portfolio 29 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $316.1 million $5.9 $108.1 $4.2 -$10.2 $59.1 $88.8 $22.2 $38.0 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Agile Consumer Mortgage ICRE $3,718 32% Commercial & Small Business Banking $3,348 29% Oak Street $752 7% Franchise $244 2% Summit $747 6% Agile $208 2% Consumer $986 9% Mortgage $1,518 13% Total $11.5 Billion

loan concentrations 30 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance NAICS Sector 6/30/24 % of Total Loans Finance and Insurance $1,313.7 11.4% Manufacturing 508.4 4.4% Accommodation and Food Services 303.7 2.6% Real Estate and Rental and Leasing 290.3 2.5% Construction 276.0 2.4% Health Care and Social Assistance 248.8 2.2% Professional, Scientific, and Technical Services 242.3 2.1% Wholesale Trade 229.2 2.0% Retail Trade 218.7 1.9% Agriculture, Forestry, Fishing and Hunting 170.0 1.5% Transportation and Warehousing 164.2 1.4% Other Services (except Public Administration) 153.2 1.3% Administrative and Support and Waste Management 135.3 1.2% Arts, Entertainment, and Recreation 89.6 0.8% Information 59.6 0.5% Public Administration 56.1 0.5% Educational Services 26.7 0.2% Management of Companies and Enterprises 16.1 0.1% Utilities 14.4 0.1% Mining, Quarrying, and Oil and Gas Extraction 14.4 0.1% Other 9.4 0.1% Grand Total $4,539.9 39.4% Property Type 6/30/24 % of Total Loans Residential Multi Family 5+ $1,245.0 10.8% Retail Property 790.6 6.9% Office 458.4 4.0% Industrial 402.6 3.5% Hospital/Nursing Home 295.9 2.6% Hotel 192.0 1.7% Land 108.7 0.9% Residential 1-4 Family 103.6 0.9% Other Real Estate 55.6 0.5% Industrial 52.3 0.5% Self Storage 12.8 0.1% Other 0.1 0.0% Grand Total $3,717.7 32.3%

area of focus - office portfolio (non-owner occupied) 31 Office Property Type 1 Performance metrics based on loans greater than $2.5 million and excluding classified assets. All dollars shown in millions Office Property Market Office Maturity Schedule • $458.4 million balance represents 4.0% of total loan portfolio; includes $53.8 million of loans less than $2.5 million individual exposure • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse from the sponsor • No exposure to gateway cities • $17.5 million on nonaccrual status; 2 relationships; have been charged down to net realizable value • $38.2 million rated special mention; 4 relationships • No migration to criticized/classified during quarter • Performance metrics at origination or renewal1 • LTV – 61.3% • Occupancy – 85.8% • Debt coverage – 1.61x $373 81% $47 10% $26 6% $12 3% General Office Medical Mixed Use Other $300 66% $138 30% $20 4% Suburban Urban Non-metro $75.8 $101.3 $61.5 $37.1 $61.0 $121.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2024 2025 2026 2027 2028 2029+

allowance for credit losses 32 ACL / Total Loans 2Q24 Highlights All dollars shown in millions • $172.6 million combined ACL; $16.4 million combined provision expense • $156.2 million ACL – loans and leases; increase driven by loan growth and credit migration; 1.36% of loan balances • Utilized Moody’s June baseline forecast in quantitative model • $16.4 million ACL – unfunded commitments $148.6 $145.2 $141.4 $144.3 $156.2 $18.2 $17.0 $18.4 $16.2 $16.4 $166.9 $162.2 $159.9 $160.4 $172.6 1.41% 1.36% 1.29% 1.29% 1.36% 2Q23 3Q23 4Q23 1Q24 2Q24 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 33 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $195.3 $162.3 $141.0$140.6$138.9 1.07% 0.92% 0.80%0.82%0.81% 2Q241Q244Q233Q232Q23 Classified Assets Classified Assets / Total Assets $62.7$59.4 $65.9 $75.1 $54.0 0.35%0.34% 0.38%0.44% 0.32% 2Q241Q244Q233Q232Q23 NPAs NPAs / Total Assets $5.7 $16.4 $12.6 $10.6 $4.2 $10.7 $11.7 $10.2 $11.2 $16.4 0.15% 0.38% 0.46% 0.61% 0.22% 2Q23 3Q23 4Q23 1Q24 2Q24 NCOs Provision Expense NCOs / Average Loans

capital 34 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $13,803,249 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 6.56% 6.50% 7.17% 7.23% 7.23% 8.76% 9.07% 9.05% 9.18% 9.13% 2Q23 3Q23 4Q23 1Q24 2Q24 TCE ratio Adjusted TCE ratio 1 11.78%11.67%11.73%11.60%11.34% 7.00% 2Q241Q244Q233Q232Q23 Tier 1 Common Equity Ratio Basel III minimum 14.47%14.31%14.26%14.19%14.16% 10.50% 2Q241Q244Q233Q232Q23 Total Capital Ratio Basel III minimum 12.11%12.00%12.06%11.94%11.68% 8.50% 2Q241Q244Q233Q232Q23 Tier 1 Capital Ratio Basel III minimum capital ratios, reflecting net unrealized losses1 35 Tier 1 Common Equity Ratio Total Capital Ratio 6/30 Risk Weighted Assets = $13,803,249 All capital numbers are considered preliminary. 1 Assumes Company holds cash proceeds of securities sales Tier 1 Capital Ratio 9.98%10.11%10.24% 9.62%9.53% 7.00% 2Q241Q244Q233Q232Q23 Tier 1 Common Equity Ratio Basel III minimum 1 10.31%10.46%10.59% 9.99%9.89%8.50% 2Q241Q244Q233Q232Q23 Tier 1 Capital Ratio Basel III minimum 1 12.75%12.91%12.93%12.47%12.55% 10.50% 2Q241Q244Q233Q232Q23 Total Capital Ratio Basel III minimum 1 capital strategy 36 Strategy & DeploymentTangible Book Value Per Share • 4.1% annualized dividend yield as of June 30th • 36.2% of 2Q24 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend increased $0.01 to $0.24; 4.3% increase • No shares repurchased in 2Q24; no plans to repurchase shares in near- term • 3.5% increase in TBV per share from linked quarter driven by strong earnings • 17.4% increase since 2Q23 1 Excludes impact from AOCI $11.02 $10.91 $12.38 $12.50 $12.94 $14.73 $15.22 $15.64 $15.87 $16.32 2Q23 3Q23 4Q23 1Q24 2Q24 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to grow low single digits on an annualized basis • Average deposit balances expected to grow modestly • Investment portfolio expected to remain stable 37 • Total noninterest expense expected to be $122 - 124 million • Stable expense base expected excluding leasing business • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to decline slightly in back half of year • Net charge-offs expected to be approximately 25 - 30 basis points for full year • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $58 - 60 million • Includes $13 - 15 million foreign exchange • Includes $16 - 18 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 4.00% - 4.05%; assumes 25bp September rate cut by Fed Capital • Expect to maintain dividend at $0.24

About First Financial Bancorp Financial Performance Appendix presentation contents 38 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.4 billion • Deposits $6.0 billion • Deposit Market Share #4 (2.9%) • Banking Centers 50 • Fortune 500 Companies 7 • Indianapolis • Loans $1.0 billion • Deposits $0.8 billion • Deposit Market Share #14 (1.2%) • Banking Centers 10 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.5 billion • Deposits $0.4 billion • Deposit Market Share #18 (0.4%) • Banking Centers 4 • Fortune 500 Companies 4 • Expansion Markets Cleveland/Chicago/Evansville • Loans $0.1 billion • Deposits $0.02 billion • Louisville • Loans $0.4 billion • Deposits $0.9 billion • Deposit Market Share #12 (1.1%) • Banking Centers 6 • Fortune 500 Companies 2 • Community Markets • Loans $1.8 billion • Deposits $5.4 billion • Banking Centers 61 • Fortune 500 Companies 1 All numbers as of 6/30/2024 except deposit market share which is as of 6/30/2023. Greater Cincinnati/Dayton and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. 39 • National • Loans $2.3 billion • Deposits $0.2 billion

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 40 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 41 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2024 2024 2023 2023 2023 Net interest income 153,311$ 148,740$ 153,765$ 155,455$ 159,232$ Tax equivalent adjustment 1,418 1,535 1,672 1,659 1,601 Net interest income - tax equivalent 154,729$ 150,275$ 155,437$ 157,114$ 160,833$ Average earning assets 15,171,819$ 14,757,503$ 14,483,589$ 14,404,144$ 14,403,542$ Net interest margin1 4.06% 4.05% 4.21% 4.28% 4.43 % Net interest margin (fully tax equivalent)1 4.10% 4.10% 4.26% 4.33% 4.48 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 42 All dollars shown in thousands Additional non-GAAP ratios June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2024 2024 2023 2023 2023 Net income (a) 60,805$ 50,689$ 56,732$ 63,061$ 65,667$ Average total shareholders' equity 2,281,040 2,265,562 2,144,482 2,153,601 2,137,765 Less: Goodwill (1,007,657) (1,006,477) (1,005,870) (1,005,844) (1,005,791) Other intangibles (84,577) (84,109) (85,101) (87,427) (89,878) Average tangible equity (b) 1,188,806 1,174,976 1,053,511 1,060,331 1,042,097 Total shareholders' equity 2,326,439 2,287,003 2,267,974 2,129,509 2,143,419 Less: Goodwill (1,007,656) (1,007,656) (1,005,868) (1,005,868) (1,005,828) Other intangibles (83,528) (85,603) (83,949) (86,378) (88,662) Ending tangible equity (c) 1,235,255 1,193,744 1,178,157 1,037,263 1,048,929 Less: AOCI (323,409) (321,109) (309,819) (410,005) (353,010) Ending tangible equity less AOCI (d) 1,558,664 1,514,853 1,487,976 1,447,268 1,401,939 Total assets 18,166,180 17,599,238 17,532,900 17,054,852 17,090,149 Less: Goodwill (1,007,656) (1,007,656) (1,005,868) (1,005,868) (1,005,828) Other intangibles (83,528) (85,603) (83,949) (86,378) (88,662) Ending tangible assets (e) 17,074,996 16,505,979 16,443,083 15,962,606 15,995,659 Risk-weighted assets (f) 13,803,249 13,562,455 13,374,177 13,170,574 13,068,888 Total average assets 17,728,251 17,306,221 17,124,955 16,951,389 16,968,055 Less: Goodwill (1,007,657) (1,006,477) (1,005,870) (1,005,844) (1,005,791) Other intangibles (84,577) (84,109) (85,101) (87,427) (89,878) Average tangible assets (g) 16,636,017$ 16,215,635$ 16,033,984$ 15,858,119$ 15,872,386$ Ending shares outstanding (h) 95,486,010 95,473,595 95,141,244 95,117,180 95,185,483 Ratios Return on average tangible shareholders' equity (a)/(b) 20.57% 17.35% 21.36% 23.60% 25.27% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 7.23% 7.23% 7.17% 6.50% 6.56% Risk-weighted assets (c)/(f) 8.95% 8.80% 8.81% 7.88% 8.03% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 9.13% 9.18% 9.05% 9.07% 8.76% Average tangible equity as a percent of average tangible assets (b)/(g) 7.15% 7.25% 6.57% 6.69% 6.57% Tangible book value per share (c)/(h) 12.94$ 12.50$ 12.38$ 10.91$ 11.02$ Three months ended, appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	2Q24 As Reported	2Q24 Adjusted	1Q24 As Reported	1Q24 Adjusted	4Q23 As Reported	4Q23 Adjusted	3Q23 As Reported	3Q23 Adjusted
Net interest income (f)	$ 153,311	$ 153,311	$ 148,740	$ 148,740	$ 153,765	$ 153,765	$ 155,455	$ 155,455
Provision for credit losses-loans and leases (j)	16,157	16,157	13,419	13,419	8,804	8,804	12,907	12,907
Provision for credit losses-unfunded commitments (j)	286	286	(2,259)	(2,259)	1,426	1,426	(1,234)	(1,234)
Noninterest income	61,501	61,501	46,512	46,512	46,993	46,993	56,628	56,628
less: gains (losses) on security transactions		(64)		(5,187)		(649)		(58)
less: other		-		-		-		(94)
Total noninterest income (g)	61,501	61,565	46,512	51,699	46,993	47,642	56,628	56,780
Noninterest expense	123,574	123,574	122,355	122,355	119,137	119,137	122,044	122,044
less: tax credit investment writedown				-		-		104
less: FDIC special assessment		(70)		231		925		-
less: efficiency-related costs		368		-		-		-
less: Summit acquisition costs		-		-		-		787
less: Other		818		1,087		1,363		(395)
Total noninterest expense (e)	123,574	122,458	122,355	121,037	119,137	116,849	122,044	121,548
Income before income taxes (i)	74,795	75,975	61,737	68,242	71,391	74,328	78,366	79,014
Income tax expense	13,990	13,990	11,048	11,048	14,659	14,659	15,305	15,305
plus: tax effect of adjustments		10		52		276		82
plus: after-tax impact of tax credit investments @ 21%		263		1,318		423		136
Total income tax expense (h)	13,990	14,262	11,048	12,418	14,659	15,358	15,305	15,523
Net income (a)	$ 60,805	$ 61,713	$ 50,689	$ 55,824	$ 56,732	$ 58,970	$ 63,061	$ 63,491
Average diluted shares (b)	95,470	95,470	95,184	95,184	95,141	95,141	95,117	95,117
Average assets (c)	17,728,251	17,728,251	17,306,221	17,306,221	17,124,955	17,124,955	16,951,389	16,951,389
Average shareholders' equity	2,281,040	2,281,040	2,265,562	2,265,562	2,144,482	2,144,482	2,153,601	2,153,601
Less:								
Goodwill and other intangibles	(1,092,234)	(1,092,234)	(1,090,586)	(1,090,586)	(1,090,971)	(1,090,971)	(1,093,271)	(1,093,271)
Average tangible equity (d)	1,188,806	1,188,806	1,174,976	1,174,976	1,053,511	1,053,511	1,060,331	1,060,331
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.64	$ 0.65	$ 0.53	$ 0.59	$ 0.60	$ 0.62	$ 0.66	$ 0.67
Return on average assets - (a)/(c)	1.38%	1.40%	1.18%	1.30%	1.31%	1.37%	1.48%	1.49%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	2.07%	2.10%	1.69%	1.85%	1.89%	1.96%	2.11%	2.12%
Return on average tangible shareholders' equity - (a)/(d)	20.57%	20.88%	17.35%	19.11%	21.36%	22.21%	23.60%	23.76%
Efficiency ratio - (e)/((f)+(g))	57.5%	57.0%	62.7%	60.4%	59.3%	58.0%	57.5%	57.3%
Effective tax rate - (h)/(i)	18.7%	18.8%	17.9%	18.2%	20.5%	20.7%	19.5%	19.6%

All dollars shown in thousands

FIRST
first financial bancorp
43
EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

44 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202